Exhibit 99(a)
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

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In re		:	Chapter 11
:
DELPHI CORPORATION, et al.,		:	Case No. 05-44481 (RDD)
:
	Debtors.	:	(Jointly Administered)
:
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FOURTH SUPPLEMENTAL ORDER UNDER 11 U.S.C. §§ 105 AND 363
AUTHORIZING DEBTORS TO CONTINUE SHORT-TERM AT-RISK
PERFORMANCE PAYMENT PROGRAM (“AIP”) FOR FIRST HALF OF 2008
(“FOURTH SUPPLEMENTAL AIP ORDER”)
     Upon the Fourth Supplement To KECP Motion (Docket No. 213) Seeking Authority To Continue Short-Term At-Risk Performance Payment Program (“AIP”) For First Half Of 2008 (the “Fourth Supplement”), dated February 28, 2008, of Delphi Corporation (“Delphi”) and certain of its subsidiaries and affiliates, debtors and debtors-in-possession in the above-captioned cases (collectively, the “Debtors”); and no objections to the Fourth Supplement having been filed by any party; and upon the record of the hearing on the Fourth Supplement held on March 19, 2008, including the Court’s consideration of the testimony and exhibits; and the Court having determined that the relief requested in the Fourth Supplement is in the best interests of the Debtors, their estates, their stakeholders, and other parties-in-interest; and the Court having entered an Order Under 11 U.S.C. §§ 105 And 363 Authorizing The Debtors To Implement A Short-Term Annual Incentive Program (Docket No. 2441), dated February 17, 2006 (the “AIP Order”), an Order Under 11 U.S.C. §§ 105 And 363 Authorizing The Debtors To: (A) Fix Second Half 2006 AIP Targets And Continue AIP Program And (B) Further Adjourn KECP Emergence Incentive Program Hearing (Docket No. 4660), dated July 21, 2006, a Second Supplemental Order Under 11 U.S.C. §§ 105 And 363 Authorizing The Debtors To Continue

AIP For First Half 2007 (Docket No. 7474), dated March 19, 2007, and a Third Supplemental Order Under 11 U.S.C. §§ 105 And 363 Authorizing Debtors To Continue Short Term At-Risk Performance Payment Program (“AIP”) For Second Half Of 2007 (Docket No. 10428), dated October 2, 2007 (collectively, the “AIP Orders”); and it appearing that proper and adequate notice of the Fourth Supplement was given and that no other or further notice is necessary; and after due deliberation thereon; and good and sufficient cause appearing therefor,
     IT IS HEREBY FOUND AND DETERMINED THAT:
     A. The Debtors have exercised reasonable business judgment in seeking the authority to implement a short-term at-risk performance payment program (the “AIP”) covering the six-month period running from January 1, 2008 through June 30, 2008.
     B. The Debtors’ proposal to implement the AIP covering the first half of 2008 was proposed in good faith and is in all respects fair and reasonable.
     C. It is in the best interests of the Debtors, their estates, their stakeholders, and other parties-in-interest, and it is necessary to the Debtors’ reorganization efforts, that the Debtors implement at this time an AIP for the period from January 1, 2008 through June 30, 2008.
     IT IS ORDERED, ADJUDGED, AND DECREED THAT:
     The AIP Order shall continue in full force and effect except as follows:
     1. The relief requested in the Fourth Supplement, as modified herein, is GRANTED.
     2. This Court approves the implementation at this time of an AIP covering the six-month period from January 1, 2008 through June 30, 2008, and the Debtors are authorized, pursuant to 11 U.S.C. §§ 105(a) and 363(b)(1), to forthwith take all actions

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consistent with this Fourth Supplemental AIP Order that are reasonably necessary to implement an AIP for that period on the terms and conditions set forth in the AIP Orders and this Fourth Supplemental AIP Order; provided, however, that the range of at-risk incentive-compensation opportunities for Covered Employees (as defined below) during that period shall be determined pursuant to the payout curves attached hereto as Exhibit 1, which do not include any incentive-compensation opportunities for corporate or divisional performance that is below target.
     3. The AIP covering the period from January 1, 2008 through June 30, 2008 shall apply to all individuals holding executive positions with the Debtors in the United States during that period as described in the Fourth Supplement (the “Covered Employees”).
     4. Subject to the adjustments referenced in paragraphs five and six of this Fourth Supplemental AIP Order, the corporate-level EBITDAR target for the AIP covering the period from January 1, 2008 through June 30, 2008 shall be $871.7 million, and the division-level OIBDAR targets for the same period shall be as follows: (i) Powertrain, $180.2 million, (ii) Steering, $43.6 million, (iii) Thermal, $91.1 million, (iv) Electronics and Safety, $232.0 million, (v) Electrical and Electronic Architecture, $262.6 million, (vi) Product and Service Solutions, $23.7 million, and (vii) Automotive Holdings Group, $11.7 million.
     5. For purposes of the AIP covering the period from January 1, 2008 through June 30, 2008, EBITDAR and OIBDAR shall be adjusted on a dollar-for-dollar basis to reflect any positive or negative variance between the assumptions underlying the Debtors’ Budget Business Plan for 2008 and the Debtors’ actual financial results using the protocol attached hereto as Exhibit 2 (the “Adjustment Protocol”). That is, any costs or savings resulting from such variances shall not affect (positively or negatively) payments under the AIP. The Adjustment Protocol shall also govern any adjustments arising from (a) the Debtors’ divestiture

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of substantially all of the assets comprising their cockpits and interior systems and integrated closure systems businesses and their steering and halfshaft business or (b) adjustments to the Budget Business Plan (limited to the categories in Exhibit 2) for the period from January 1, 2008 through the date of emergence as a result of the Debtors’ continued operation in chapter 11 reorganization during that period.
     6. The post-emergence Compensation and Executive Development Committee of Delphi’s Board of Directors is authorized to make further adjustments to the AIP if it determines that such adjustments are in Delphi’s best interests so as to preserve the incentive features of the plan.
     7. In the event that the Debtors have not emerged from the Chapter 11 Cases1 on or before August 15, 2008, the official committee of unsecured creditors (the “Creditors’ Committee”) may review adjustments made to actual EBITDAR performance for the first half of 2008 on account of the Debtors’ agreements with labor unions, the Debtors’ agreements with General Motors, the timing of the Debtors’ emergence from the Chapter 11 Cases, and any other one-off adjustments. To the extent the Creditors’ Committee reasonably objects to the appropriateness of any such EBITDAR adjustments, the Creditors’ Committee shall meet and confer with the Debtors regarding the Creditors’ Committee’s specific objections and both the Debtors and the Creditors’ Committee shall use good faith reasonable efforts to resolve such objections on a consensual basis. If the Creditors’ Committee and the Debtors cannot resolve the specific objections, the Creditors’ Committee may direct that the actual EBITDAR performance for the period used solely to calculate the corporate level EBITDAR target be reduced by up to

[1]	Capitalized terms used and not defined herein shall have the meanings ascribed to them in the First Amended Joint Plan Of Reorganization Of Delphi Corporation And Certain Affiliates, Debtors And Debtors-In-Possession, as confirmed by the Court on January 25, 2008.

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$150 million, but in no event below target performance or by an amount greater than the calculated amount attributable solely to the Creditors’ Committee’s unresolved objections. Notwithstanding the foregoing, the Creditors’ Committee is not seeking to retain, and shall not have, a right to review the AIP covering the period from January 1, 2008 through June 30, 2008, if the Debtors emerge from the Chapter 11 Cases on or prior to August 15, 2008.
     8. In the event that the Debtors emerge from chapter 11 protection on or before August 15, 2008, determinations regarding future AIP performance periods beginning on and after July 1, 2008 shall be made solely by the Compensation and Executive Development Committee of Delphi’s Board of Directors; otherwise, a hearing on continuing the AIP for the performance period from July 1, 2008 through December 31, 2008 shall be adjourned to the September 2008 omnibus hearing currently scheduled for September 12, 2008, at 10:00 a.m. (prevailing Eastern time).
     9. In the event that Delphi does not emerge from the Chapter 11 Cases on or before August 15, 2008 and the Compensation and Executive Development Committee of Delphi’s Board of Directors determines that it is in the best interests of the Company to make further adjustments to the AIP covering the period from January 1, 2008 through June 30, 2008 so as to preserve the incentive features of the plan and/or preserve human capital in light of then extant circumstances and events, the Debtors shall review such proposed adjustments with the Creditors’ Committee and, to the extent the Creditors’ Committee does not object, the Debtors are hereby authorized to implement such adjustments without further order of this Court. If the Creditors’ Committee exercises its objection rights, the Debtors shall be required to obtain Bankruptcy Court approval of the proposed adjustments before such adjustments may become effective. In the event that adjustments to the AIP are implemented pursuant to the provisions of

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this paragraph, then the maximum aggregate amount of all AIP payments for this period shall not exceed 125% of the aggregate target opportunities that would have been payable had target performance otherwise actually been achieved for the period.
     10. This Court shall retain jurisdiction over the Debtors and Covered Employees participating in any AIP implemented pursuant to this Fourth Supplemental AIP Order, including without limitation for the purposes of interpreting, implementing, and enforcing the terms and conditions of this Fourth Supplemental AIP Order or any of the AIP Orders.
     11. The requirement under Rule 9013-1(b) of the Local Rules for the United States Bankruptcy Court for the Southern District of New York for the service and filing of a separate memorandum of law is satisfied by the Fourth Supplement.

Dated:	New York, New York
March 19, 2008

/s/ Robert D. Drain
UNITED STATES BANKRUPTCY JUDGE

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Exhibit 1
Payout Curves

DELPHI CORPORATION
1st 2008 6-month Corporate EBITDAR AIP Payout Curve

	Target	Maximum
EBITDAR	$871.7	$1,292.7
Performance %	100%	200%
Payout %	100%	200% / 150% DSB

Non-DSB		DSB
Payout	Performance	Payout	Performance
100%	$871.7	100%	$871.7
110%	$959.4	105%	$956.3
120%	$1,013.3	110%	$1,010.9
130%	$1,058.3	115%	$1,056.2
140%	$1,098.4	120%	$1,096.5
150%	$1,135.2	125%	$1,133.4
160%	$1,169.6	130%	$1,167.9
170%	$1,202.1	135%	$1,200.5
180%	$1,233.0	140%	$1,231.5
190%	$1,262.7	145%	$1,261.3
200%	$1,292.7	150%	$1,292.7

DELPHI CORPORATION
1st 2008 6-month Powertrain OIBITDAR AIP Payout Curve

	Target	Maximum
OIBITDAR	$180.2	$273.1
Performance %	100%	200%
Payout %	100%	200% / 150% DSB

Non-DSB		DSB
Payout	Performance	Payout	Performance
100%	$180.20	100%	$180.20
110%	$199.55	105%	$198.90
120%	$211.45	110%	$210.95
130%	$221.40	115%	$220.95
140%	$230.25	120%	$229.80
150%	$238.35	125%	$237.95
160%	$245.95	130%	$245.60
170%	$253.10	135%	$252.75
180%	$259.95	140%	$259.60
190%	$266.50	145%	$266.20
200%	$273.10	150%	$273.10

DELPHI CORPORATION
1st 2008 6-month Steering OIBITDAR AIP Payout Curve

	Target	Maximum
OIBITDAR	$43.6	$90.3
Performance %	100%	200%
Payout %	100%	200% / 150% DSB

Non-DSB		DSB
Payout	Performance	Payout	Performance
100%	$43.60	100%	$43.60
110%	$53.35	105%	$53.00
120%	$59.35	110%	$59.05
130%	$64.30	115%	$64.10
140%	$68.75	120%	$68.55
150%	$72.85	125%	$72.65
160%	$76.65	130%	$76.50
170%	$80.25	135%	$80.10
180%	$83.70	140%	$83.55
190%	$87.00	145%	$86.85
200%	$90.30	150%	$90.30

DELPHI CORPORATION
1st 2008 6-month Thermal OIBITDAR AIP Payout Curve

	Target	Maximum
OIBITDAR	$91.1	$131.8
Performance %	100%	200%
Payout %	100%	200% / 150% DSB

Non-DSB		DSB
Payout	Performance	Payout	Performance
100%	$91.10	100%	$91.10
110%	$99.60	105%	$99.30
120%	$104.80	110%	$104.60
130%	$109.15	115%	$108.95
140%	$113.05	120%	$112.85
150%	$116.60	125%	$116.40
160%	$119.90	130%	$119.75
170%	$123.05	135%	$122.90
180%	$126.05	140%	$125.90
190%	$128.90	145%	$128.80
200%	$131.80	150%	$131.80

DELPHI CORPORATION
1st 2008 6-month Electronics & Safety OIBITDAR AIP Payout Curve

	Target	Maximum
OIBITDAR	$232.0	$321.4
Performance %	100%	200%
Payout %	100%	200% / 150% DSB

Non-DSB		DSB
Payout	Performance	Payout	Performance
100%	$232.00	100%	$232.00
110%	$250.65	105%	$250.00
120%	$262.10	110%	$261.55
130%	$271.65	115%	$271.20
140%	$280.15	120%	$279.75
150%	$287.95	125%	$287.60
160%	$295.25	130%	$294.90
170%	$302.15	135%	$301.85
180%	$308.75	140%	$308.40
190%	$315.05	145%	$314.75
200%	$321.40	150%	$321.40

DELPHI CORPORATION
1st 2008 6-month Electrical / Electronic Architecture OIBITDAR AIP Payout Curve

	Target	Maximum
OIBITDAR	$262.6	$368.4
Performance %	100%	200%
Payout %	100%	200% / 150% DSB

Non-DSB		DSB
Payout	Performance	Payout	Performance
100%	$262.60	100%	$262.60
110%	$284.65	105%	$283.85
120%	$298.20	110%	$297.60
130%	$309.50	115%	$309.00
140%	$319.60	120%	$319.10
150%	$328.85	125%	$328.40
160%	$337.45	130%	$337.05
170%	$345.65	135%	$345.25
180%	$353.40	140%	$353.04
190%	$360.88	145%	$360.52
200%	$368.40	150%	$368.40

DELPHI CORPORATION
1st 2008 6-month Product Service Solutions OIBITDAR AIP Payout Curve

	Target	Maximum
OIBITDAR	$23.7	$49.3
Performance %	100%	200%
Payout %	100%	200% / 150% DSB

Non-DSB		DSB
Payout	Performance	Payout	Performance
100%	$23.70	100%	$23.70
110%	$29.05	105%	$28.85
120%	$32.35	110%	$32.20
130%	$35.05	115%	$34.95
140%	$37.50	120%	$37.40
150%	$39.75	125%	$39.65
160%	$41.85	130%	$41.75
170%	$43.80	135%	$43.70
180%	$45.70	140%	$45.60
190%	$47.50	145%	$47.40
200%	$49.30	150%	$49.30

DELPHI CORPORATION
1st 2008 6-month Automotive Holdings Group OIBITDAR AIP Payout Curve

	Target	Maximum
OBITDAR	$11.7	$48.3
Performance%	100%	200%
Payout%	100%	200%/150%DSB

Non-DSB		DSB
Payout	Performance	Payout	Performance
100%	$11.70	100%	$11.70
110%	$19.35	105%	$19.10
120%	$24.05	110%	$23.80
130%	$27.95	115%	$27.75
140%	$31.45	120%	$31.25
150%	$34.65	125%	$34.45
160%	$37.60	130%	$37.45
170%	$40.45	135%	$40.30
180%	$43.15	140%	$43.00
190%	$45.70	145%	$45.60
200%	$48.30	150%	$48.30

Exhibit 2
Adjustment Protocol

Detail of Adjustments (1 of 2)

Adjustment Description	2008 POR Assumption	2008 BBP Assumption	Current Operating State	Potential Adjustment
GMNA Price	POR includes reductions	BBP includes reductions	No non-contractual	Pre-emergence:
	to GMNA pricing in excess of contractually agreed amounts effective 1/1/08 with retroactive adjustment effective to 1/1/07	to GMNA pricing in excess of contractually agreed amounts effective 1/1/08 with retroactive adjustment effective to 1/1/07	price reductions pending emergence. A retroactive payment would be made at emergence	Adjustment for the difference between the actual and the plan Post emergence: No adjustment for ongoing variances

GM Wage Subsidy	Assumes that GM pays	Assumes that GM pays	No wage subsidy is	Pre-emergence:
UAW Keep Sites	100% of labor cost in excess of $26/hr + pension/OPEB service cost	100% of labor cost in excess of $26/hr + pension/OPEB service cost.	currently being received pending emergence. A retroactive payment would be received at emergence. Actual subsidy will be booked at divisions	Adjustment for the difference between the actual and the plan Post-emergence: No adjustment for ongoing variances

Production Cash Cost Breakeven (PCCB)*	Includes PCCB in line with GM agreement. PCCB has been budgeted at the divisional level. The agreement is such that Delphi bears the 1st $10M of PCCB- this has been reflected in HQ in Q1	Includes PCCB in line with GM agreement. PCCB has been budgeted at the divisional level. The agreement is such that Delphi bears the 1st $10M of PCCB- this has been reflected in HQ in Q1	No PCCB is currently being received. Following emergence, divisions will book the budgeted amount of PCCB. Any variance to budget will be held at HQ. Operating performance will therefore be reflected at the divisions	Pre-emergence Adjustment for the difference between the actual and the plan.
Post-emergence: No adjustment at the divisions. HQ adjustment to reflect difference between actual and plan. Operating performance at affected sites/divisions will therefore be reflected in the corporate total

Steering Divestiture*	Assumed sold on 12-31-07	Assumed sold on 12-31-08	Steering remains in consolidated results	No adj. while remain in Delphi. The plan will be adjusted for the months subsequent to divestiture

Interiors Divestiture*	Assumed sold on 12-31-07	Assumed sold 1/31/08	Interiors remain in consolidated results	No Adjustment

Competitive Operating Agreement (COA) *	Implementation of COA	Implementation of COA	Not complete at certain locations	Adjustment to reflect the impact of not operating with a COA

*	Represents a new category of adjustment when compared to prior plans

Detail of Adjustments (2 of 2)

Adjustment Description	2008 POR Assumption	2008 BBP Assumption	Current Operating State	Potential Adjustment
Incentive Compensation Affected By Emergence Delay*	Incentive compensation plan based on 12/31/07 emergence	Incentive compensation plan based on 12/31/07 emergence	Continuation of 6 month At-Risk Short-Term Incentive Compensation Plan	Adjustment to reflect difference between proposed 6 month comp plan and incentive comp payment included in target

Pension	Assumes DB Pension	Assumes DB Pension	Curtailment booked	Pre Emergence:
freezes, 414(L) transfer and fresh start accounting on 1/1/2008. Replaced by salaried DC plan and Hourly DB (cash balance) & DC plans	freezes, 414(L) transfer and fresh start accounting on 1/1/2008. Replaced by salaried DC plan and Hourly DB (cash balance) & DC plans	in Q3 2007. DB plan ongoing, replacement DB and DC plans not implemented until emergence	Adjustment will be based on difference between actual and plan for both DB and DC pension
Post Emergence: HQ adjustment will be based on difference between actual and plan for total DB - No adjustment for DC

International Pension*	Plan revalued at emergence for fresh start	Plan revalued at emergence for fresh start	Divisions booking actual assuming no emergence/fresh start	Pre & Post Emergence: Divisional adjustment will be based on difference between actual and plan

OPEB	Hourly traditional OPEB is not in plan. Assumes 2007 YE termination of traditional OPEB, replaced by RMA	Hourly traditional OPEB is not in plan. Assumes 2007 YE termination of traditional OPEB, replaced by RMA	Active Hourly employees cannot earn traditional OPEB, Hourly retiree liabilities will be eliminated / transferred to GM at emergence	Pre and post emergence: Adjustment will be based on difference between actual and plan (variance will be at HQ)

Workers Compensation	Expense included in the POR is based upon the anticipated new wage structure; site sale and winddown timing	Based on actuarial site studies (new wage structure); including site sale and winddown timing	Mercer conducts quarterly review of liability, actual results are trued up on a quarterly basis.	Pre and post emergence: HQ adjustment will be based on difference between actual and plan.

Extended Disability Benefits	POR assumes that coverage is reduced for hourly employees; including site sale and winddown timing	Based on actuarial site studies (new wage structure); including site sale and winddown timing	Record 1/12th budget and true up at the end of 2008 based on evaluation report	Pre and post emergence: HQ adjustment will be based on difference between actual and . plan

*	Represents a new category of adjustment when compared to prior plans